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                                                                    Exhibit 99.2

                                 August 7, 2002

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Donald G. Barger, Jr., Chief Financial Officer of Yellow Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Yellow Corporation, and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Yellow Corporation's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     -    2001 Annual Report on Form 10-K of Yellow Corporation;
     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Yellow Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
     -    any amendments to any of the foregoing.



/s/ Donald G. Barger, Jr.
-------------------------
Donald G. Barger, Jr.                       Subscribed and sworn to before
Chief Financial Officer                     me this __7__ day of August, 2002.

                                            /s/  Connie L. Chambers
                                            ------------------------------------
                                            Notary Public

                                            My Commission Expires:

                                            November 1, 2003